Exhibit 99.2

First Quarter 2024 Results & Outlook April 25, 2024

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . . . . is simple, clean and lean.

4 Reliability and Decarbonization Opportunities . . . . . . a s we harden our system and lead the Clean Energy Transformation .

5 Expansive Economic Development Efforts . . . . . . drive meaningful growth across Michigan and reduce customer rates.

6 Financial Results & Outlook . . . . . . o n track to deliver in 2024 and beyond.

7 2024 Adjusted EPS . . . . . . continued confidence toward the high end. . . . managing through COVID - 19 risks.

8 Michigan’s Strong Regulatory Environment . . . . . . p rovides constructive outcomes and forward - looking visibility.

9 Strong Balance Sheet . . . . . . m aintains credit metrics and solid investment - grade ratings.

10 Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions.

11 11 Q&A Thank You!

12 12 Appendix

13 2024 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~311 Bcf) + + 1% 1 + + ( ¢) 7 4 + + ($M) 27 15 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 6 Interest Rates + 25 bps <1 <1 Effective Tax Rate (18%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 3¢ (1% Full Year in Volume) 2024 Adj. EPS Sensitivities Gas ½ ~½ ~½

14 2024 Planned Financings . . . . . . fund customer investments and provide ample liquidity.

15 Updated Customer Investment Plan . . . . . . delivers benefits for customers and investors.

16 16 ENDNOTES

17 Slide 3: a RRA state regulatory energy rankings, May 2023. Regulatory Research Associates, a group within S&P Global Commodity Insights Slide 5: a New or expanding load since 2015 as of April 2024 Slide 6: a $17B utility capital investment plan (2024 - 2028), up $1.5B from prior plan (2023 - 2027) Slide 7: a Adjusted EPS; See GAAP reconciliation on slide 19 Slide 10: a Excludes discontinued operations Slide 13: a Reflects 2024 sales forecast; weather - normalized Slide 14 : a Excludes tax - exempt remarketing in October 2024 b $1,791M in unreserved revolvers + $776M of unrestricted cash; excludes cash unavailable for debt retirement, such as held at NorthStar subs Slide 15: a Assumes $24.6B rate base in 2023, $35.2B in 2028, CAGR b Over plan period years 2024 - 2028 Presentation Endnotes 17

18 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income ava ila ble to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impa irm ents, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation program, changes in federal tax policy, regulatory items f rom prior years, unrealized gains or losses from mark - to - market adjustments, or other items. Management views adjusted earnings as a key measure of the company’s present operating fi nancial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure a nd assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavo rab ly, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable futu re period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the r epo rted earnings. 18

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 285 $ 202 Reconciling items: Other exclusions from adjusted earnings** 4 3 Tax impact (1) (1) Voluntary separation program * - Tax impact (*) - Adjusted net income – non-GAAP $ 288 $ 204 Average Common Shares Outstanding - Diluted 297.2 291.2 Diluted Earnings Per Average Common Share Reported net income per share $ 0.96 $ 0.69 Reconciling items: Other exclusions from adjusted earnings** 0.01 0.01 Tax impact (*) (*) Voluntary separation program * - Tax impact (*) - Adjusted net income per share – non-GAAP $ 0.97 $ 0.70 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and business optimization initiative. Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation program, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. In Millions, Except Per Share Amounts Three Months Ended 3/31/24 3/31/23 19